Exhibit 99.1

Exhibit 99.1

Graphic

Investor Presentation

May 2016

FORWARD-LOOKING STATEMENTS

Clifton Bancorp Inc. makes forward-looking statements in this presentation. These forward-looking statements may include: statements of goals, intentions, earnings expectations and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Clifton Bancorp Inc. does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Clifton Bancorp anticipated in its forward-looking statements, and future results could differ materially from historical performance.

Clifton Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the ability to retain key members of management; changes in legislation, regulations and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Clifton

Bancorp provides greater detail regarding some of these factors in its Annual Report on Form 10-K, in the Risk Factors section, filed on June 5, 2015, and in other SEC reports. Clifton Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this document or in its filings with the SEC, accessible on the SEC’s website at www.sec.gov.

INVESTMENT THESIS

Strong Platform: soundly managed community bank in desirable Northern NJ/NYC Metro market

Organic Growth Oriented: deploying capital by prudently growing loans, shifting deposit mix, developing new customer relationships, entering new markets

Shareholder-Focused Policies: track record of share buybacks and continuous dividend

STRONG PLATFORM

Founded in 1928

12 Banking Centers serving Bergen, Passaic and Hudson Counties in Northern NJ, plus Loan Operations office

Historically a residential mortgage portfolio lender

Disciplined credit and compliance cultures

Track record of cost efficiency

Strategically focused management team

LOAN GROWTH & DIVERSIFICATION

900 800 700 600 500 400

300

200 100 0

6.58%

6.25%

7.98%

11.56%

19.68%

FY 2012

FY 2013

FY 2014

FY 2015

FY 2016

1-4 Resi + Consumer + Const Multi-Fam Comm RE Comm LOC

Data in 000s. Fiscal Years ending 3/31.

CHANGE IN DEPOSIT MIX

100% 90% 80% 70% 60% 50%

40%

30% 20% 10% 0%

22.79%

25.98%

29.46%

29.40%

32.24%

FY 2012 FY 2013 FY 2014 FY 2015 FY 2016

CDS SAVINGS DDA

Total Deposits at Bank. Fiscal Years ending 3/31.

LOAN TO DEPOSIT RATIO

Loan to Deposit Ratio

120%

100%

80%

60%

40%

20%

0%

52.1%

58.6%

62.2%

84.5%

104.1%

FY 2012 FY 2013 FY 2014 FY 2015 FY 2016

Loan to Deposit Ratio

Total Deposits and Loans Receivable, net as reported on Call Reports; Fiscal Years ending 3/31.

DICIPLINED CREDIT CULTURE

CSBK*

Allowance / total gross loans 0.56%

NPAs / total assets 0.30%

NPLs / total gross loans 0.47%

Net charge-offs / avg. loans 0.03%

Allowance / nonperforming loans 119.19%

* As of 3/31/2016.

PRISTINE CREDIT QUALITY

1.00

0.75

0.50

0.25

0.00

0.6

0.48

0.41

0.36

0.3

0.08

0.04 0.05 0.03

0.01

FY 2012 FY 2013 FY 2014 FY 2015 FY 2016

NPA/Assets NCO/Avg Loans

Fiscal Years ending 3/31.

COST MANAGEMENT FOCUS

100% 90% 80% 70%

60%

50% 40% 30% 20% 10% 0%

67.95%

56.30% 58.59%

56.19%

FY 2013 FY 2014 FY 2015 FY 2016

Efficiency Ratio

Efficiency Ratio represents non-interest expense divided by the sum of net interest income and non-interest income including gains and losses on the sale of assets. Fiscal Years ending 3/31.

SOLID DIRECTOR AND OFFICER TEAM

Engaged Board of Directors: 5 of 6 members independent, all are active in local community outreach

Experienced bank management team: average of 25+ years in the industry

Complementary balance of executive and senior management with 10+ years at CSBK and recent additions

GROWTH INITIATIVES

Expand product portfolio to target digital savvy customers and small to mid-sized businesses

Innovative Mobile/Online Platform Cash Management

Increase lower-cost core deposit accounts

32% of total deposits at 3/31/16 up from 23% at 3/31/12

Drive multi-family and commercial RE lending growth

Add experienced team members (lenders, underwriting staff) Penetrate target rich markets in NJ & NY

Expand existing residential lending portfolio

Increase number of quality broker relationships

Special programs for first-time and low/moderate income buyers

Leverage “hold in portfolio” strategy

GROWTH INITIATIVES

Launch new brand strategy to communicate value proposition

CSBK name in new markets

Your [Forever] Bank – serving the financial needs for customers for the long-term

Expand into new markets to drive growth

Hoboken – February 2016 Montclair – Q4 2016

Banking Center Transformation Phase 1 Complete

Implemented universal banker approach eliminating teller position Enhanced sales and service training Established benchmarks and growth goals

Emphasis on organic growth through team and relationship building

SHAREHOLDER-FOCUSED POLICIES

Track record of 10 share repurchases totaling $53.8 million from 2004-2012

4,007,753 shares of common stock were repurchased during the year ended March 31, 2016, at a weighted average price of $14.02 per share

Paid dividends for 49 consecutive quarters* since MHC IPO in 2004

Special dividend of $0.06 declared on 5/6/2015

*As of March 4, 2016; note that December 2013 and March 2014 dividends were combined.

FINANCIAL HIGHLIGHTS

(In T housands Except Per Share Data) Quarter Ended

3/31/2016 12/31/2015 3/31/2015 Linked Q ? YOY ?

Total Assets $ 1,253,127 $ 1,167,739 $ 1,186,924 7.31% 5.58%

Loans Receivable, Net 780,229 $ 700,283 $ 641,084 11.42% 21.70%

Deposits $ 694,662 $ 674,002 $ 699,476 3.07% -0.69%

Total Stockholder’s Equity $ 315,277 $ 333,956 $ 368,001 -5.59% -14.33%

Net Income After Tax $ 878 $ 1,325 $ 3,513 -33.74% -75.01%

Basic EPS $ 0.04 $ 0.05 $ 0.14 -20.00% -71.43%

Diluted EPS $ 0.04 $ 0.05 $ 0.13 -20.00% -69.23%

Net Interest Income $ 6,690 $ 6,436 $ 6,401 3.95% 4.51%

Non-Interest Income $ 440 $ 460 $ 3,094 -4.35% -85.78%

Non-Interest Expense $ 5,173 $ 4,833 $ 4,362 7.03% 18.59%

Data per SEC 10Q/10K Filings.

CSBK INVESTMENT SUMMARY

Strong Platform

Growth Oriented

Shareholder-Focused Policies

CONTACT INFORMATION

Investor Relations Contact:

Bart D’Ambra

Executive Vice President Corporate Secretary 973-473-2200

Investor Relations Website:

CliftonBancorp.com

Email alert service available for SEC Filings, Press Releases and more.

Corporate Website:

CliftonSavings.com or csbknj.com